Exhibit 10(a)

FIRST AMENDMENT TO CONSTRUCTION AND TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO CONSTRUCTION AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of August 6, 2008, by and between CITRUS CORP., a Delaware corporation (the “Borrower”), PIPELINE FUNDING COMPANY, LLC, a Delaware limited liability company, and the additional lenders party to the Loan Agreement (as defined below) from time to time (collectively, the “Lenders”), and PIPELINE FUNDING COMPANY, LLC, a Delaware limited liability company, as Administrative Agent (as defined in the Loan Agreement) (the Borrower, the Lenders and the Agent are sometimes referred as a “Party” and collectively as the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties entered into that certain Construction and Term Loan Agreement (the “Loan Agreement”), dated as of February 5, 2008;

WHEREAS, Borrower requested that its ability to draw down on the Loan be accelerated and the Parties have agreed that the Funding Date shall be October 1, 2008, subject to the terms and conditions contained in the Loan Agreement; and

WHEREAS, in connection with such request, the Parties have agreed to certain modifications and amendments to the Loan Agreement, as more particularly set forth herein.

A G R E E M E N T

NOW, THEREFORE, for and in consideration of the matters described in the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           Capitalized Terms.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.  The term “Agreement” as used in the Loan Agreement includes this Amendment.

2.           Effect on Existing Loan Agreement.  Except as specifically set forth herein, all other terms and conditions of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  Borrower hereby represents and warrants that, as of the date hereof, Borrower neither has nor claims any causes of action, defenses, offsets or counterclaims to or with respect to any obligations or indebtedness under the Loan Agreement, as amended hereby, or under any of the other Loan Documents, as the case may be.

3.           Amendments to Loan Agreement.  The Loan Agreement is hereby modified as follows:

(a)           The following definition contained in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Funding Date” means October 1, 2008.”

(b)           The defined term “Termination Date” set forth in Section 1.01 of the Loan Agreement is deleted in its entirety.

(c)           Section 2.01(a) of the Loan Agreement is deleted in its entirety and the following inserted in lieu thereof:

“Construction Loan Availability.  Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make a Construction Loan to the Borrower on the Funding Date, so long as the aggregate outstanding principal amount of the Construction Loan owing to such Lender does not exceed the amount set forth opposite such Lender’s name on the signature pages hereof or if such Lender has entered into any Assignment and Acceptance, then as set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.06(d) (such Lender’s “Commitment”).  Monies borrowed under this Section 2.01, once repaid, may not be reborrowed.”

(d)           The second sentence of Section 2.01(b) of the Loan Agreement is deleted in its entirety and the following inserted in lieu thereof:

“Notwithstanding the foregoing provision to the contrary, the Administrative Agent, at the direction of the Majority Lenders, may, at any time on or after April 1, 2009, elect to convert the outstanding Construction Loan to a Term Loan bearing interest at the Treasury Rate plus the Applicable Margin as provided in Section 2.04(b), such conversion to be effective no sooner than fourteen (14) days following notice thereof from the Administrative Agent to the Borrower.”

(e)           Section 2.02(a) of the Loan Agreement is deleted in its entirety and the following inserted in lieu thereof:

“The Borrower shall deliver a Funding Certificate to the Administrative Agent, together with all supporting detail contemplated to be delivered therewith, at least seven (7) days prior to the Funding Date.  The Borrower agrees (i) to accept the full amount of the Construction Loan to be funded on the Funding Date, and (ii) to use commercially reasonable efforts to timely satisfy each of the Lenders’ conditions precedent to funding hereunder.  The Administrative Agent shall promptly notify each Lender of the contents of the Funding Certificate.”

(f)	Section 3.02(h) of the Loan Agreement is deleted in its entirety.

           4.           Miscellaneous.  The parties hereby further agree as follows:

(a)           Completeness and Modification.  This Amendment (together with the Loan Agreement, as amended hereby, and the other Loan Documents) shall constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and shall supersede all prior discussions, understandings, agreements and negotiations between the Parties.  This Amendment may be modified only by written instrument duly executed by all of the Parties.

(b)           Successors and Assigns.  This Amendment shall bind and inure to the benefit of the Parties and their respective successors and assigns.

(c)           Governing Law, etc.  Sections 8.07,  8.10, 8.12, 8.13 and 8.14 of the Loan Agreement are incorporated by reference, apply to and are made a part of this Amendment.

(d)           Headings.  Paragraph or other headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

(e)           Representations and Warranties; No Defaults.  Borrower hereby represents and warrants that (i) each representation and warranty of the Borrower under the Loan Documents is true and correct in all material respects as if made as of the date hereof, unless such representation or warranty expressly relates solely to another time (which shall be true and correct in all material respects as of such other time), (ii) no event or circumstance that could reasonably be expected to have a Material Adverse Change has occurred and is continuing since December 31, 2006, and (iii) no Event of Default or Default has occurred or is continuing or will result from this Amendment.

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IN WITNESS WHEREOF, the Parties have executed and delivered this First Amendment to Construction and Term Loan Agreement as of the day and year first above written.

BORROWER:

CITRUS CORP.

By: _________________________________
Name: _______________________________
Title: ________________________________

STATE OF TEXAS                                             )
) ss.
COUNTY OF HARRIS                                        )

Personally appeared before me, the undersigned, a Notary Public in and for said County, ______________________, to me known and known to me, who, being by me first duly sworn, declared that he is the __________________ of Citrus Corp., and that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.

IN WITNESS WHEREOF, I have hereto set my hand and official seal at Houston, Texas, this 6th day of August, 2008.

______________________________
Notary Public
My Commission Expires:

ADMINISTRATIVE AGENT:

PIPELINE FUNDING COMPANY, LLC

By: ___________________________________
Name: _________________________________
Title: __________________________________

STATE OF ___________________               )
) ss.
COUNTY OF_________________                 )

Personally appeared before me, the undersigned, a Notary Public in and for said County, ______________________, to me known and known to me, who, being by me first duly sworn, declared that he/she is the __________________ of Pipeline Funding Company, LLC, and that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.

IN WITNESS WHEREOF, I have hereto set my hand and official seal at ______________, ______________, this ____ day of ____________, 20____

________________________________
Notary Public
My Commission Expires:

LENDER:

PIPELINE FUNDING COMPANY, LLC

By: _________________________________
Name: _______________________________
Title: ________________________________

STATE OF ___________________               )
) ss.
COUNTY OF_________________                 )

Personally appeared before me, the undersigned, a Notary Public in and for said County, ______________________, to me known and known to me, who, being by me first duly sworn, declared that he/she is the __________________ of Pipeline Funding Company, LLC, and that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.

IN WITNESS WHEREOF, I have hereto set my hand and official seal at ______________, ______________, this ____ day of ____________, 20____

________________________________
Notary Public
My Commission Expires: